UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported: February 21, 2012)

Innophos Holdings, Inc.
(Exact name of Registrant as specified in its their Charter)

Delaware (States or other jurisdictions of incorporation)	001-33124 (Commission File Numbers)	20-1380758 (IRS Employer Identification Nos.)

259 Prospect Plains Road
Cranbury, New Jersey 08512
(Address of Principal Executive Office, including Zip Code)

(609) 495-2495
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Items.

On February 21, 2012, the Registrant issued a press release announcing its financial results for the fourth quarter and full year 2011 and that it will be hosting a live conference call to discuss the results. The text of the press release is filed with this report as Exhibit 99.1 and is incorporated by reference in response to this item.

Item 9.01 Financial Statements and Exhibits.
The following exhibits are filed with this report:

(d) Exhibit No.	Description

99.1	Press Release dated February 21, 2012 announcing financial results for the fourth quarter and full year 2011

SIGNATURES
According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INNOPHOS HOLDINGS, INC.

By: /s/ Neil Salmon
Name: Neil Salmon Title: Vice President and Chief Financial Officer

Dated: February 21, 2012